SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO.)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:



[ ]  Preliminary Proxy Statement     [ ] Confidential, for Use of the Commission
[X]  Definitive Proxy Statement          Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to
     sec. 240.14a-11(c) or sec. 240.14a-12


                    FIRST HORIZON PHARMACEUTICAL CORPORATION
________________________________________________________________________________

                (Name of Registrant as Specified In Its Charter)

________________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  Fee not required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                 [First Horizon Pharmaceutical Corporation Logo]


                    First Horizon Pharmaceutical Corporation

 -----------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  TO BE HELD ON
                                  MAY 25, 2001
 -----------------------------------------------------------------------------

TO OUR STOCKHOLDERS:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of the Stockholders of First Horizon Pharmaceutical Corporation, a Delaware corporation ("First Horizon"), will be held at 660 Hembree Parkway, Suite 106, Roswell, Georgia 30076, on Friday, May 25, 2001, at 10:00 a.m., Eastern Daylight Time, for the following purposes:

     1.   To elect two Class B Directors to First  Horizon's Board of Directors;
          and

     2. To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

     Only stockholders who held their shares at the close of business on March 26, 2001, the record date, are entitled to notice of, and to vote at the Annual Meeting or any adjournments thereof.

     A  copy  of  First  Horizon's  2000  Annual  Report  containing   financial
statements is enclosed.

     YOUR ATTENTION IS DIRECTED TO THE ACCOMPANYING PROXY STATEMENT. WE INVITE ALL STOCKHOLDERS TO ATTEND THE ANNUAL MEETING. TO ENSURE THAT YOUR SHARES WILL BE VOTED AT THE ANNUAL MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE YOUR SHARES IN PERSON EVEN IF YOU HAVE PREVIOUSLY SUBMITTED A PROXY.

                                       By Order of the Board of Directors


                                       /s/ Mahendra G. Shah, Ph.D.
                                       ---------------------------
                                       Mahendra G. Shah, Ph.D.
                                       Chairman and Chief Executive Officer

Roswell, Georgia
April 27, 2001

                 [First Horizon Pharmaceutical Corporation Logo]


                    FIRST HORIZON PHARMACEUTICAL CORPORATION
                         660 HEMBREE PARKWAY, SUITE 106
                             ROSWELL, GEORGIA 30076

                      ------------------------------------
                                 PROXY STATEMENT
                       FOR ANNUAL MEETING OF STOCKHOLDERS
                                  TO BE HELD ON
                                  MAY 25, 2001
                      ------------------------------------

                     SOLICITATION AND REVOCATION OF PROXIES


     The enclosed proxy is solicited by and on behalf of the Board of Directors of First Horizon Pharmaceutical Corporation, a Delaware corporation ("First Horizon" or the "Company"), for use at First Horizon's 2001 Annual Meeting of Stockholders (the "Annual Meeting") to be held on Friday, May 25, 2001 at 10:00 a.m., Eastern Daylight Time, at the Company's Corporate Headquarters at 660 Hembree Parkway, Suite 106, Roswell, Georgia 30076, and at any and all adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders.

     The Company is bearing all the expenses associated with this solicitation. In addition to solicitation by mail, officers, directors and regular employees of the Company, who will receive no additional compensation for their services, may solicit proxies by mail, fax or personal calls. The Company has requested brokers and nominees who hold stock in their name to furnish this proxy material to their customers and the Company will reimburse such brokers and nominees for their related out-of-pocket expenses.

     Holders of record of First Horizon's common stock at the close of business on March 26, 2001 will be eligible to vote at the meeting. First Horizon's stock transfer books will not be closed. At the close of business on March 26, 2001, First Horizon had outstanding a total of 13,316,538 shares of common stock. Each such share will be entitled to one vote, non-cumulative, at the meeting.

     Other than the matters set forth herein, management is not aware of any other matters that may come before the meeting. If any other business should properly come before the meeting, the persons named in the enclosed proxy will have discretionary authority to vote the shares represented by the effective proxies and intend to vote them in accordance with their best judgment.

     The Company's Board of Directors has designated the two persons named on the enclosed proxy card, Mahendra G. Shah, Ph.D. and R. Brent Dixon, to serve as proxies in connection with the Annual Meeting. These proxy materials and the accompanying Annual Report are being mailed on or about April 27, 2001 to our stockholders of record on March 26, 2001.

                                    IMPORTANT

     YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND PROMPTLY RETURN IT IN THE ENVELOPE PROVIDED TO FIRST HORIZON'S TRANSFER AGENT AT LASALLE BANK NATIONAL ASSOCIATION, ATTENTION: PROXY DEPARTMENT, 135 SOUTH LASALLE STREET, CHICAGO, ILLINOIS 60603, TO BE RECEIVED NO LATER THAN MAY 24, 2001. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO FIRST HORIZON OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING IN YOUR PROXY PROMPTLY.

                                 VOTING PROCEDURES

REVOCABILITY OF PROXIES

You may revoke any proxy you execute at any time prior to its use at the Annual Meeting by:

     o delivering written notice of revocation to our Secretary at the Company's Corporate Headquarters;

     o delivering an executed proxy bearing a later date to the Company's Secretary; or

     o    attending the Annual Meeting and voting in person.

RECORD DATE

     The Company's Board of Directors has fixed the close of business on March 26, 2001, as the record date for determining which stockholders are entitled to notice of and to vote at the Annual Meeting. At the close of business on the record date, 13,316,538 shares of the Company's common stock were outstanding.

VOTING; QUORUM

     Each share of common stock outstanding on the record date is entitled to one vote per share at the Annual Meeting. Stockholders are not entitled to cumulate their votes. The presence, in person or by proxy, of the holders of a majority of the Company's outstanding shares of common stock is necessary to constitute a quorum at the Annual Meeting.

     If a quorum is present at the Annual Meeting, the two nominees who receive the greatest number of votes cast for the election of Class B Directors by the shares present and voting in person or by proxy will be elected as Class B Directors.

EFFECT OF ABSTENTIONS

     If you abstain from voting, your shares will be deemed present at the Annual Meeting for purposes of determining whether a quorum is present. Each Class B Director will be elected by a plurality of the votes cast and only votes cast in favor of a nominee will have an effect on the outcome. Therefore, abstention from voting will not affect the outcome of the election.

EFFECT OF BROKER NON-VOTES

     If a broker holds your shares in street name, you should instruct your broker how to vote. If you do not provide voting instructions, the broker will have discretionary voting authority. Broker non-votes are deemed present at the Annual Meeting for purposes of determining whether a quorum is present. However, broker non-votes are not counted as votes "for" or "against" the election of the Class B Directors and are not counted in determining the number of votes cast on this proposal.

PROXY PROCEDURE

     When a proxy card is properly dated, executed and returned, the shares it represents will be voted at the Annual Meeting in accordance with the instructions specified in the proxy. If no specific instructions are specified, the shares will be voted FOR the election of the two Director nominees described below. If other matters properly come before the Annual Meeting, the persons named in the accompanying proxy will vote in accordance with their best judgment with respect to such matters.

                  NOMINATION AND ELECTION OF CLASS B DIRECTORS

     The persons named in the enclosed proxy will vote to elect the nominees named below under "Nominees for Class B Director" unless instructed otherwise in the proxy. The two persons receiving the greatest number of votes shall be the persons elected as Class B Directors. Shares represented by proxies which are marked "withhold authority" for either nominee will have the same effect as a vote against the nominee. The Class B Directors are to hold office until the 2004 Annual Meeting of Stockholders and until their respective successors are duly qualified and elected.

     The name and certain information concerning the persons nominated to be elected as Class B Directors by the Board of Directors at the Annual Meeting is set forth below.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES NAMED BELOW UNDER "NOMINEES FOR CLASS B DIRECTOR".

     Although the nominees have consented to serve as a Director if elected, and the Board of Directors has no reason to believe that the nominees will be unable to serve as a Director, if either nominee or both nominees withdraws or otherwise becomes unavailable to serve, the persons named as proxies will vote for any substitute nominee designated by the Board of Directors. The following information regarding the Company's Directors and executive officers, including the nominees, is relevant to your consideration of the slate proposed by the Board of Directors:

DIRECTORS AND EXECUTIVE OFFICERS

     The current directors and executive officers of the Company are as follows:

NAME                                                  AGE                           POSITIONS

Mahendra G. Shah, Ph.D. (1)....................       56     Chairman of the Board and Chief Executive Officer
R. Brent Dixon(1)..............................       56     President and Director
Balaji Venkataraman............................       34     Executive Vice President of Corporate Development,
                                                                Chief Financial Officer and Secretary
Christopher D. Offen...........................       53     Vice President and Chief Commercial Officer
Robert D. Godfrey, Jr..........................       38     Vice President, Sales
William G. Campbell............................       45     Controller
Jerry N. Ellis(2)................................     63     Director
John N. Kapoor, Ph.D. .........................       57     Director
Pierre Lapalme(2)(3)...........................       60     Director
Jon S. Saxe(2)(3)..............................       64     Director

______________________________

(1)  Member of Stock Option Subcommittee.
(2)  Member of the Audit Committee.
(3)  Member of the Compensation Committee.

     The Board of Directors is divided into three classes, with each class holding office for staggered three-year terms. The terms of Class A Directors, Jerry N. Ellis and John N. Kapoor, Ph.D., expire in 2003, the terms of Class B Directors, Mahendra G. Shah, Ph.D. and Jon S. Saxe, expire in 2001 at the Annual Meeting of Stockholders for which proxies are being solicited pursuant to this Proxy Statement, and the terms of Class C Directors, R. Brent Dixon and Pierre Lapalme, expire in 2002. All executive officers of the Company are chosen by the Board of Directors and serve at its discretion. There are no family relationships among the Company's officers and Directors.

NOMINEES FOR CLASS B DIRECTOR

     The following persons' names will be placed in nomination for election to the Board of Directors. The shares represented by the proxy cards returned will be voted FOR the election of these nominees unless you specify otherwise or unless authority to vote for either nominee has been withheld in the proxy.

     Mahendra G. Shah, Ph.D. is the Chairman of the Board and Chief Executive Officer. Dr. Shah has been a Director since 1993, and his present term as Director will expire at the 2001 Annual Meeting. Dr. Shah became Chief Executive Officer in October 1999. From 1991 to 2000, he was a Vice President of EJ Financial Enterprises, Inc., which manages a fund that invests in healthcare companies. From 1996 to the present, he has been the President of Protomed Pharmaceuticals, Inc., which is a privately-held drug development company. From 1987 to 1991, he was the senior director of new business development with Fujisawa USA, Inc. Prior to that, he worked in various scientific and management positions with Schering-Plough and Bristol Myers-Squibb Company. He serves on the board of Structural Bioinformatics Inc. and Introgen Therapeutics. He was previously Chairman of Inpharmakon Corporation. Dr. Shah received a Ph.D. degree in Industrial Pharmacy from St. John's University. EJ Financial Enterprises, Inc. is the managing general partner of Kapoor-Pharma Investments, L.P., the Company's largest stockholder.

     Jon S. Saxe was elected a Director in January 2000 and his present term as Director will expire at the 2001 Annual Meeting of Stockholders. He also serves as a director of Protein Design Labs, Inc. Mr. Saxe served as President of Protein Design Labs, Inc. from January 1995 to May 1999. In addition, he is a director of Questcor Pharmaceuticals Inc., Incyte Genomics Inc., ID Biomedical Corporation, Insite Vision, SciClone Pharmaceuticals, Inc. and is Chairman of Point Biomedical Corporation and Iconix Pharmaceuticals. Mr. Saxe served as President of Saxe Associates, a biotechnology consulting firm, from May 1993 to December 1994. He served as the President, Chief Executive Officer and a director of Synergen, Inc., a biopharmaceutical company, from October 1989 to April 1993. Mr. Saxe served in various positions including Vice President of Licensing and Corporate Development and Head of the Patent Law Department for Hoffmann-LaRoche, Inc. from 1960 through 1989. Mr. Saxe received a B.S. Ch.E. degree from Carnegie-Mellon University, a J.D. degree from George Washington University School of Law, and an L.L.M. degree from New York University School of Law.

OTHER DIRECTORS AND EXECUTIVE OFFICERS

     R. Brent Dixon is the President and a Director of the Company. He has been a Director since 1993, and his present term as Director will expire in 2002. Mr. Dixon has been with the Company since its formation. He has been the Company's President since 1993 and served as a Vice President from 1992 to 1993. He has over 30 years of operational, sales, and strategic market development experience in the pharmaceutical industry. Prior to working at the Company, he was President of Dixon and Associates, a healthcare consulting company. Prior to that he served as National Sales Manager for Center Laboratories, a subsidiary of Merck AG. Mr. Dixon has also served as a Regional and District Manager for Roberts Pharmaceuticals and Adams Laboratories. Mr. Dixon attended St. Petersburg Junior College and the University of Mississippi.

     Balaji Venkataraman has been the Vice President of Corporate Development and Chief Financial Officer since October 1999. He was elected as Executive Vice President and Secretary in January 2001. Between August 1998 and September 1999, he was Vice President of Corporate Development and Strategic Planning at the Company. He also served as a consultant to the Company during his employment as the Director of Strategic Planning at EJ Financial Enterprises, Inc. from September 1997 to August 1998. From 1995 to 1997, he was an Associate, Licensing and New Business Start-Up, at the University of Pennsylvania Center for Technology Transfer. From 1994 to 1995, he was the Marketing Manager at Curative Technologies Inc., a wound care services company. From 1993 to 1994, he was a Technical Sales Representative for Millipore Corporation. From 1991 to 1993 he was the Senior Research Chemist at Scios Inc. He has also held product management and finance positions at Schering Plough and Pfizer. Mr. Venkataraman received an M.S. degree in Organic Chemistry from Case Western Reserve University and an M.B.A. degree from the Wharton School at the University of Pennsylvania.

     Christopher D. Offen was elected Vice President and Chief Commercial Officer in January 2001. He has over thirty years of commercial experience in the pharmaceutical industry. Prior to joining the Company, from 2000 to 2001, Mr. Offen was Senior Vice President and Managing Director at A.M. Pappas & Associates, an international life science venture capital company. From 1991 through 1999, Mr. Offen was Senior Vice President of Commercial Operations, Vice President of Business Development and Vice President of Marketing of Solvay Pharmaceutical, Inc. As Senior Vice President of Commercial Operations, Mr. Offen was responsible for the sales, marketing and medical efforts of Solvay Pharmaceutical in the United States. From 1971 to 1991, Mr. Offen worked at Burroughs Wellcome Co. (now GlaxoSmithKline). Mr. Offen's collective business experiences include building and managing large sales forces, creating an innovative business climate for decision making, launching new products which become market leaders and acquiring products or companies. Mr. Offen has been a member or an advisor to many pharmaceutical associations and customer groups including among others, The American Marketing Association, Pharmaceutical Research and Manufacturers of America, Licensing Executive Society, The American Academy of Family Physicians and American Psychiatry Association. Mr. Offen attended the Advanced Executive Program at the Kellogg School of Business at Northwestern University, received an M.B.A. degree from George Mason University concentrating in Marketing/Management and a B.S. degree in Pre-Medicine from The Catholic University of America.

     Robert D. Godfrey, Jr. has been Vice President of Sales since 1998. He served as the National Sales Manager between 1996 and 1998. He began his career with the Company in 1992 as a Sales Representative for the Jacksonville, Florida, territory and was promoted in 1994 to District Manager of the entire Florida sales territory. At that time, in addition to his managerial responsibilities, he continued to promote the Company's products to physicians and pharmacies until 1995. Prior to his career with the Company, Mr. Godfrey held the position of Marketing Research Consultant with MGT Information Systems and also worked independently as a Research Consultant in the southeastern United States. Mr. Godfrey received an M.B.A. degree and a B.S. degree in Marketing from Jacksonville University.

     William G. Campbell has been the Company's Controller and Treasurer since 1998. Prior to joining the Company, from 1995 to 1998, Mr. Campbell was the Controller/CFO of DialysisAmerica, Inc. He was the Associate Administrator/CFO of Stringfellow Memorial Hospital from 1993 to 1995; and from 1989 to 1993, he was the Director of Budgets, Costs and Reimbursement at Grady Memorial Hospital, a large public teaching hospital. His prior professional experience also includes a number of for-profit and not-for-profit consulting, big five public accounting, governmental auditing and internal audit positions. Mr. Campbell is a Certified Public Accountant and received a B.A. degree in Accounting from Walsh College of Accountancy and Business Administration and an M.B.A. degree in Accounting from Kennesaw State College.

     Jerry N. Ellis was elected a Director in November 2000 and his current term as Director will expire in 2003. Mr. Ellis has over thirty years of auditing and accounting experience. From 1994 to 2000, Mr. Ellis was a consultant to Arthur Andersen LLP for services focusing on international auditing, audit committee practices, business risk management and training. From 1973 to 1994, he was a partner at Arthur Andersen in their Dallas, Madrid and Chicago offices. From 1962 to 1973, Mr. Ellis was an auditor at Arthur Andersen. Mr. Ellis is a Certified Public Accountant and received B.B.A. and M.B.A. degrees from the University of Iowa.

     John N. Kapoor, Ph.D. has been a Director since 1996, and his present term as Director will expire in 2003. Dr. Kapoor has over twenty years of experience in the healthcare field through his ownership and management of healthcare-related businesses. In 1990, Dr. Kapoor founded Kapoor-Pharma Investments, L.P., the Company's largest stockholder, and its managing partner, EJ Financial Enterprises, Inc., of which he is the president and sole stockholder. EJ Financial provides general funds and strategic advice to healthcare businesses. Dr. Kapoor is the Chairman of Optioncare, Inc., Akorn, Inc., Introgen Therapeutics, Inc., and Neopharm, Inc. Dr. Kapoor is a Director of Integrated Surgical Systems, Inc., as well as a Chairman of several private companies and a director of several other private companies. Dr. Kapoor received a B.S. degree from Bombay University and a Ph.D. degree in Medicinal Chemistry from the State University of New York.

     Dr. Kapoor was previously the Chairman and President of Lyphomed Inc. Fujisawa Pharmaceutical Co. Ltd. Was a major stockholder of Lyphomed from the mid-1980s until 1990, at which time Fujisawa completed a tender offer for the remaining shares of Lyphomed, including the shares held by Dr. Kapoor. In 1992, Fujisawa filed suit in federal district court in Illinois against Dr. Kapoor alleging that between 1980 and 1986, Lyphomed filed a large number of allegedly fraudulent new drug applications with the FDA, and that Dr. Kapoor's failure to make certain disclosures to Fujisawa constituted a violation of federal securities laws and the Racketeer Influenced and Corrupt Organizations Act. Fujisawa also alleged state law claims. Dr. Kapoor countersued, and in 1999, the litigation was settled on terms mutually acceptable to the parties. The terms of the settlement are subject to a confidentiality agreement. Dr. Kapoor also controls Inpharmakon Corporation, a party to one of our development agreements. Dr. Kapoor is the trustee of the John N. Kapoor Trust, dated September 30, 1989, which is a partner in Kapoor-Pharma Investments, L.P.

     Pierre Lapalme was elected a Director in April 2000 and his current term as Director will expire in 2002. Mr. Lapalme has served as the President and Chief Executive Officer of Ethypharm Inc. (North America), a global drug delivery systems company, since 1997. He is non-executive Chairman of the Board of DiagnoCure Inc., a biopharmaceutical company specializing in the development and marketing of products aimed at the diagnosis and treatment of genito-urinary cancers. He is a director of Ferring Canada Inc., a global pharmaceutical company, and Biovet Inc., a greater-Montreal based veterinary product company. He is a former member of the Board of the National Pharmaceutical Council U.S.A. and of the Pharmaceutical Manufacturers Association of Canada (PMAC). From 1979 to 1990, Mr. Lapalme was Chief Executive Officer and President of Rhone-Poulenc Canada Inc. and Rhone-Poulenc Pharmaceuticals North America. He was appointed Senior Vice President and General Manager of Rhone-Poulenc Rorer North America in 1990 and served in that position until 1994. Mr. Lapalme attended the University of Western Ontario and INSEAD France.

ATTENDANCE  AT MEETINGS AND BOARD COMMITTEES

     During the fiscal year ended December 31, 2000, the Board of Directors held a total of three meetings and also took action by written consent. Each member of the Board of Directors who served on the Board during 2000 attended more than 75% of its meetings. Mr. Ellis was appointed as a Director in November 2000 and attended more than 75% of the Board Meetings following his appointment.

     The Board of Directors formed a Compensation Committee in January 2000. The Compensation Committee is responsible for recommending salaries and incentive compensation for executive officers and administering the Company's 2000 Stock Option Plan and Employee Stock Purchase Plan. The members of the Compensation Committee are Pierre Lapalme and Jon S. Saxe. During 2000, the Compensation Committee held one meeting and also took action by written consent.

     In September 2000, the Compensation Committee delegated its authority under the 2000 Stock Plan to a Stock Option Subcommittee to grant certain options to non-executive employees. The board of directors appointed Mahendra G. Shah, Ph.D. and R. Brent Dixon as members of the stock option subcommittee.

     The Board of Directors formed an Audit Committee in January 2000. The Audit Committee is responsible for (I) reviewing the Company's financial results and the scope and results of audits; (ii) evaluating the Company's system of internal controls and meeting with independent public accountants and appropriate Company financial personnel concerning the Company's system of internal controls; (iii) recommending to the Board of Directors the appointment of the independent public accountants; and (iv) evaluating the Company's financial reporting activities and the accounting standards and principles followed. The current members of the Audit Committee are Jerry N. Ellis, Pierre Lapalme and Jon S. Saxe. During 2000, the Audit Committee held two meetings and also took action by written consent.

     Notwithstanding anything to the contrary set forth in any of First Horizon's filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate other First Horizon filings, including this proxy statement, in whole or in part, the following Audit Committee Report shall not be incorporated by reference into any such filings.

AUDIT COMMITTEE REPORT

     The Board of Directors maintains an Audit Committee comprised of three of the Company's outside directors. The Board of Directors and the Audit Committee believe that the Audit Committee's current member composition satisfies the rule of the National Association of Securities Dealers, Inc. ("NASD") that governs audit committee composition, including the requirement that audit committee members all be "independent directors" as that term is defined by NASD Rule 4200(a)(14). The Board has adopted a written Charter of the Audit Committee, a copy of which is attached as Appendix A hereto.

     The Audit Committee oversees the Company's financial process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. The independent auditors are responsible for expressing an opinion on the conformity of the financial statements with United States generally accepted accounting principles. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Annual Report on Form 10-K for the year ended December 31, 2000 with management and the independent auditors, including without limitation, a discussion with the independent auditors of the matters required to be discussed with the Audit Committee under Statement on Auditing Standards No. 90.

     In discharging its oversight responsibility as to the audit process, the Audit Committee obtained from the independent auditors the written disclosures required by Independence Standards Board Standard No. 1.

     In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000 for filing with Securities and Exchange Commission.

                       Jerry N. Ellis, Audit Committee Member
                       Pierre Lapalme, Audit Committee Member
                       Jon S. Saxe, Audit Committee Member

     The Company incurred the following fees for services performed by Arthur Andersen LLP in 2000:

Audit Fees
----------

     Fees for the year 2000 audit and the review of Forms 10-Q in 2000 were $96,000.

Financial Information Systems Design and Implementation Fees
------------------------------------------------------------

     Arthur Andersen LLP did not render any services related to financial information systems design and implementation for the year ended December 31, 2000.

All Other Fees
--------------

     Aggregate fees billed for all other services rendered by Arthur Andersen LLP for the year ended December 31, 2000 were $497,000, which primarily related to tax services and services related to the Company's initial public offering.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding the beneficial ownership of the Company's common stock as of March 26, 2001 by all persons known by the Company to own beneficially more than five percent (5%) of the common stock of the Company, each Director, each of the persons named as a Named Executive Officer in the Summary Compensation Table in this Proxy Statement, and all Directors and executive officers as a group.

     Unless otherwise indicated, each person or entity named in the table has sole voting power and investment power, or shares voting and/or investment power with his or her spouse, with respect to all shares of Common Stock listed as owned by that person or entity. Except as otherwise noted below, the address of each person listed below is the Company's address.

     The number of shares beneficially owned by each stockholder is determined under rules promulgated by the Securities and Exchange Commission. The information is not necessarily indicative of beneficial ownership for any other purpose. Under these rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and any shares as to which the individual has the right to acquire beneficial ownership within 60 days of March 26, 2001 through the exercise of any stock option, warrant or other right. The inclusion in the following table of those shares, however, does not constitute an admission that the named stockholder is a direct or indirect beneficial owner of those shares.

                                                                     Number of Shares      Percentage of Shares
                                                                    Beneficially Owned      Beneficially Owned
                                                                    ------------------      ------------------
Name and Address of Beneficial Owner
5% Stockholers
--------------
Kapoor-Pharma Investments, L.P. (1)...........................          6,487,583                   49%
   225 E. Deerpath, Suite 250
   Lake Forest, IL 60045

Directors and Named Executive Officers
John N. Kapoor, Ph.D. (1).....................................          6,487,583                   49%
R. Brent Dixon (2)............................................            795,000                    6%
Gregory P. Hauck .............................................            283,300                    2%
Mahendra G. Shah, Ph.D. (3)...................................            499,560                    4%
Robert D. Godfrey, Jr. (4)....................................             82,500                    1%
Balaji Venkataraman (5).......................................             60,000                     *
Jerry N. Ellis................................................                 --                    --
Pierre Lapalme (6)............................................              2,500                     *
Jon S. Saxe (6)...............................................              2,500                     *
All directors and executive officers as a group (9 persons) (7)         7,948,686                   57%
_____________________________

     *    Represents  less  than  1%

(1) John N. Kapoor, Ph.D., one of our directors, is the president and sole stockholder of the managing general partner of Kapoor-Pharma Investments, L.P. In such capacity, Dr. Kapoor has the authority to vote and dispose of the shares owned by Kapoor-Pharma Investments and is therefore deemed the beneficial owner of those shares.

(2) Includes 345,000 shares of common stock issuable upon exercise of stock options exercisable within 60 days.

(3) Includes 187,500 shares of common stock issuable upon exercise of stock options exercisable within 60 days. Also includes 10,000 shares that Dr. Shah owns as custodian for his daughter that he may be deemed to beneficially own.

(4) Includes 82,500 shares of common stock issuable upon exercise of stock options exercisable within 60 days.

(5) Includes 60,000 shares of common stock issuable upon exercise of stock options exercisable within 60 days.

(6) Includes 2,500 shares of common stock issuable upon exercise of stock options exercisable within 60 days.

(7) Includes 698,750 shares of common stock issuable upon exercise of stock options exercisable within 60 days.

EXECUTIVE COMPENSATION

     The following table provides certain summary information concerning compensation paid by the Company to its Chief Executive Officer and the four most highly compensated executive officers (the "Named Executive Officers") of the Company who received an annual salary and bonus in excess of $100,000 for the year ended December 31, 2000:

                           SUMMARY COMPENSATION TABLE
                           --------------------------

                                                                                      Long-Term
                                                                                    Compensation
                                                    Annual Compensation                Awards
                                                                                   ---------------
                                                                                       Shares
                                                                                     Underlying            All Other
Name and Principal Position                        Salary          Bonus               Options            Compensation
---------------------------                        ------          -----               -------            ------------

Mahendra G. Shah, Ph.D.                    2000         $162,500         --                 --                    --
 Chairman and Chief Executive Office       1999             --(1)     $55,200             300,000                 --

R. Brent Dixon                             2000          130,000         --                 --              $1,714(2)
 President and Director                    1999          100,000       27,600             60,000             1,567(2)

Balaji Venkataraman                        2000          112,500        7,172               --                 171(3)
 Executive Vice President of Corporate     1999           93,400       21,250             200,000               24(3)
     Development and Chief
     Financial Officer

Gregory P. Hauck (4)                       2000           96,667          --                --                  771(5)
 Former Vice President                     1999           89,000       20,000             50,000                624(5)
 Developed Products

Robert D. Godfrey, Jr.                     2000          107,500          --                --                 2,009(6)
 Vice President, Sales                     1999           85,950       20,000             70,000               2,024(6)


______________________________

(1)  Dr. Shah did not receive a salary in 1999.

(2) Represents $1,543 contributed under the 401(k) plan in 1999 and 2000, respectively, and $24 and $171 for term life insurance premiums in 1999 and 2000, respectively.

(3) Represents $24 and $171 for term life insurance premiums in 1999 and 2000, respectively.

(4)  Mr. Hauck retired as Vice  President,  Developed  Products as of January 1,
     2001.

(5) Represents $600 contributed under the 401(k) plan in 1999 and 2000, respectively, and $24 and $171 for term life insurance premiums in 1999 and 2000, respectively.

(6) Represents $2,000 and $1,838 contributed under the 401(k) plan in 1999 and 2000, respectively, and $24 and $171 for term life insurance premiums in 1999 and 2000, respectively.

STOCK OPTION GRANTS

     The Company did not grant any options to Named Executive Officers in 2000.

     The following table sets forth information concerning the exercise of options during 2000 by each of our Named Executive Officers and the number and value of unexercised options held by each of our Named Executive Officers on December 31, 2000. The fair market value of the Company's common stock is based on a price of $31.4375 per share which was the average of the high and low sale price on December 29, 2000 as reported on the Nasdaq National Market.

                                AGGREGATED OPTION EXERCISES IN FISCAL 2000 AND YEAR-END OPTION VALUES
                                ---------------------------------------------------------------------

                                                           Number of Shares Underlying
                               Shares                    Unexercised Options at Year           Value of Unexercised
                             Acquired                              Ended                  In-The-Money Options at Year
                               Upon            Value          December 31, 2000              Ended December 31, 2000
Name                         Exercise (#)   Realized($)  Exercisable    Unexercisable     Exercisable     Unexercisable
----                         ------------   -----------  -----------    -------------     -----------     -------------

Mahendra G. Shah, Ph.D....        -            -       181,250          218,750            $5,422,109       $6,299,141
R. Brent Dixon............        -            -       305,000           95,000            $9,399,688       $2,842,813
Balaji Venkataraman.......        -            -        60,000          140,000            $1,754,200       $4,080,300
Robert D. Godfrey, Jr.....     5,000        $108,372    62,500           82,500            $1,853,594       $2,400,469
Gregory P. Hauck..........        -            -       302,500           87,500            $9,327,344       $2,625,781


EXECUTIVE OFFICERS EMPLOYMENT AGREEMENTS

     On January 1, 2000, the Company entered into employment agreements with Mahendra G. Shah, Ph.D., R. Brent Dixon, Balaji Venkataraman, Robert D. Godfrey, Jr. and William G. Campbell, which were amended in January 2001. These employment agreements may be terminated by the Company with or without cause. In January 2001, the Company entered into an employment agreement with Christopher Offen. The officers may terminate employment upon 60 days' written notice to the Company. Upon termination of Dr. Shah and Messrs. Dixon and Venkataraman's employment without cause, as defined in the agreement, or upon his death, each officer or his estate will be entitled to receive his salary for 12 months following termination, a lump sum equal to 100% of the bonus he received the preceding calendar year, if any, continued health insurance coverage substantially equivalent to that provided to the officer prior to termination for 12 months following termination, a car allowance for 12 months following termination, and all of the officer's unvested options will immediately vest and become exercisable.

     Upon termination of Messrs. Godfrey and Campbell's employment without cause, or upon his death, each officer or his estate will be entitled to receive his salary for six months following termination, a lump sum equal to 50% of the bonus he received the preceding calendar year, if any, continued health insurance coverage substantially equivalent to that provided to the officer prior to termination for six months following termination, a car allowance for six months following termination and all of the officer's unvested options will immediately vest and become exercisable.

     Upon termination of Mr. Offen's employment without cause, or upon his death, he or his estate will be entitled to receive his salary for nine months following termination, a lump sum equal to 75% of the bonus he received the preceding calendar year, if any, continued health insurance coverage substantially equivalent to that provided to the officer prior to termination for nine months following termination, a car allowance for nine months following termination and all of the officer's unvested options will immediately vest and become exercisable.

     Upon termination by the Company for cause or termination by the officer, each officer or his estate is entitled to receive all accrued but unpaid salary as of the date of termination. Upon any termination of these agreements, each officer will have 120 days, and Mr. Offen will have 90 days, from the date of termination to exercise any vested options.

     These employment agreements provided for minimum base salaries of $110,000 for Dr. Shah, $102,000 for Mr. Dixon, $95,000 for Mr. Venkataraman, $90,000 for Mr. Godfrey $80,000 for Mr. Campbell and $150,000 for Mr. Offen. In addition, these employment agreements entitle each executive officer to receive a bonus based on the percentage of his salary, if the Company and/or the officer meets certain performance goals to be established by the Board of Directors each year. The Compensation Committee will review the performance goals and determine whether or not the Company and/or the executive have achieved the performance goals based on the Company's financial statements. The Board of Directors retains the right to award additional compensation to each officer based on the officer's contributions to the Company.

     The agreements provide that in the event of a change of control, as defined in the agreements, all options become fully vested and immediately exercisable.

     The employment agreements restrict each officer from engaging in or having any financial interest in a business that is in competition with the Company's business during that officer's employment with the Company and for thirty-six months following termination of employment. A business is in competition with the Company if it involves research and development work involving products that the Company markets at the time of termination or that were under study by us at that time and were expected to be marketed within six months. This provision does not prevent the officers from investing in a publicly held company, provided that the officer's beneficial ownership of securities does not exceed 5% of the outstanding class of the publicly held company's securities. The employment agreements also restrict each officer from soliciting the Company's suppliers, customers or clients for 36 months after employment. This provision does not prohibit an officer from soliciting wholesale customers, managed care agencies, scientific or computer consultants, lawyers or manufacturers as long as manufacturers have excess capacity. The employment agreements also prohibit each officer from soliciting, employing or engaging any of the Company's employees or affiliates for 36 months following employment. The employment agreements prohibit each officer from disclosing any of the Company's trade secrets, confidential information or ideas that the officer may have acquired or developed relating to our business for 12 months following employment.

     The Company entered into a separation agreement with Gregory Hauck in connection with his resignation as of January 1, 2001. Pursuant to the separation agreement, Mr. Hauck will receive a separation payment totaling $105,000 in 2001, a car allowance for 2001 in the amount of $750 per month and health insurance coverage during 2001. All options previously granted to Mr. Hauck which have vested or were scheduled to vest by March 17, 2001, will be exerciseable for a period of 120 days from January 1, 2001. In the event that Mr. Hauck becomes employed on a full-time basis, the separation payment, car allowance and health benefits will cease at the time of his acceptance of a full-time position. In consideration for the Company entering the separation agreement, Mr. Hauck agreed to non-compete provisions in the Company's favor.

DIRECTOR COMPENSATION

     The Company reimburses each member of the Board of Directors for out-of-pocket expenses incurred in connection with attending Board meetings. Each Director who is not an employee also receives a fee of $12,000 per year, $1,000 for each Board meeting attended and $500 for participation in each telephonic conference. Each Director who is not an employee and not affiliated with a greater than 10% stockholder receives options to purchase shares of the Company's common stock upon election to the Board.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     In January 2000, the Board of Directors established a Compensation Committee. Messrs. Saxe and Lapalme currently serve as members of the Compensation Committee. For the year ended December 31, 2000, Mahendra G. Shah, Ph.D., R. Brent Dixon and John N. Kapoor, Ph.D., who constituted the Company's Board of Directors at the end of 1999 when 2000 base compensation was set, determined executive base salaries. Dr. Shah and Mr. Dixon are also employees of the Company. Dr. Kapoor currently owns 49% of the Company's outstanding common stock. Dr. Shah and Dr. Kapoor have participated in certain transactions with the Company in the past. See "Certain Relationships and Related Transactions."

     Notwithstanding anything to the contrary set forth in any of First Horizon's filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate other First Horizon filings, including this proxy statement, in whole or in part, the following Compensation Committee Report shall not be incorporated by reference into any such filings.

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee of the Board of Directors currently administers the Company's executive compensation program. The current members of the Compensation Committee are Pierre Lapalme and Jon S. Saxe. For fiscal 2000, base salaries were determined at the end of 1999 by and the role of the Compensation Committee was fulfilled by the Board of Directors which in 1999 was comprised of
R. Brent Dixon, Mahendra G. Shah, Ph.D. and John N. Kapoor, Ph.D. Bonuses and option grants for executive officers in 2000 were determined by the current Compensation Committee.

GENERAL COMPENSATION PHILOSOPHY

     The role of the Compensation Committee is to recommend the salaries and other compensation of the executive officers of the Company, and to make grants under, and to administer, the Company's stock option and employee stock purchase plans. The Company's compensation philosophy for executive officers is to relate compensation to corporate performance and increases in stockholder value, while providing a total compensation package that is competitive and enables the Company to attract, motivate, reward and retain key executives and employees. Accordingly, each executive officer's compensation package may, in one or more years, be comprised of the following three elements:

     o base salary that is designed primarily to be competitive with base salary levels in effect at similar companies and companies with which the Company competes for executive personnel;

     o annual variable performance awards, such as bonuses, payable in cash and tied to the achievement of performance goals, financial or otherwise; and

     o    long-term  stock-based incentive awards which strengthen the mutuality
          of  interests  between  the  executive   officers  and  the  Company's
          stockholders.

EXECUTIVE COMPENSATION

     Base Salary. Salaries for executive officers for 2000 were generally determined by the Board of Directors on an individual basis by evaluating the Company's performance and each executive's scope of responsibility, performance, prior experience and salary history, as well as the salaries for similar positions at comparable companies.

     Annual Incentive Awards. The Compensation Committee did not grant bonuses to any executive officers in 2000.

     Long-Term Incentive Awards. The Compensation Committee believes that equity-based compensation in the form of stock options links the interests of executive officers with the long-term interests of the Company's stockholders and encourages executive officers to remain in the Company's employ. In 2000, the Compensation Committee granted stock options in accordance with the 1997 Non-Qualified Stock Option Plan and the 2000 Stock Plan and during 2000, no options were granted to the any of the Company's executive officers.

CHIEF EXECUTIVE OFFICER COMPENSATION

     During 2000, Mahendra G. Shah, Ph.D. served as Chief Executive Officer. Dr. Shah received a base salary in 2000 of $162,500. His salary was based upon his previous service to the Company, upon salaries paid to chief executive officers of comparable pharmaceutical companies and on his performance during 1999 which included contributing to the improved financial performance of the Company including a 101% increase in revenues and the completion of the Company's licensing of the Nitrolingual product. Dr. Shah did not receive a bonus in 2000 and he did not receive any options in 2000. Dr. Shah's 2000 base salary was determined by Mr. Dixon and Dr. Kapoor.

                       Mahendra G. Shah, Ph.D, Director
                       R. Brent Dixon, Director
                       John N. Kapoor, Ph.D, Director


                       Pierre Lapalme, Compensation Committee Member Jon S. Saxe, Compensation Committee Member

     Notwithstanding anything to the contrary set forth in any of First Horizon's filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate other First Horizon filings, including this proxy statement, in whole or in part, the following Performance Graph shall not be incorporated by reference into any such filings.

STOCK PRICE PERFORMANCE GRAPH

     Set forth below is a line-graph presentation comparing the cumulative stockholder return on First Horizon's common stock against cumulative total returns of the Russell 2000 Index and the JP Morgan H & Q Emerging Pharmaceuticals Index. The performance graph shows total return on investment for the period beginning May 31, 2000 when the Company's common stock began trading on the Nasdaq National Market and ending December 31, 2000. The stockholder return shown on the graph below is not necessarily indicative of future performance, and the Company will not make or endorse any predictions as to future stockholder returns.


                                 [GRAPH OMITTED]


























                   VALUE OF $100 INVESTED ON MAY 31, 2000 AT:
                   ------------------------------------------

                                      5/00        6/00        9/00       12/00
                                      ----        ----        ----       -----
FIRST HORIZON                    $   100.00      121.88      226.56     384.38
RUSSELL 2000 INDEX               $   100.00      108.72      109.92     102.33
JP MORGAN H & Q EMERGING         $   100.00      118.12      133.81     141.66
PHARMACEUTICALS INDEX

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Mahendra G. Shah, Ph.D., the Company's Chairman and Chief Executive Officer, was the Vice President of EJ Financial Enterprises, Inc. through December 31, 2000. John N. Kapoor, Ph.D., one of the Company's Directors, is President and sole stockholder of EJ Financial. EJ Financial is the managing general partner of Kapoor-Pharma Investments, L.P., which beneficially owns 49% of the Company's common stock. Also, Dr. Kapoor is Trustee of the John N. Kapoor Trust, dated September 30, 1989. The John N. Kapoor Trust is a partner of Kapoor-Pharma Investments, L.P.

     On April 14, 2000, the Company entered into a Reimbursement Agreement with the Kapoor Children's 1992 Trust (the "1992 Trust"). Under this Agreement, the 1992 Trust agreed to pledge to LaSalle Bank securities and investments in the amount of $10 million as collateral for the bridge loan that the Company entered into with LaSalle Bank to acquire Ponstel and Cognex. Dr. Kapoor is the husband of Editha Kapoor, the Trustee of the 1992 Trust, and their children are the beneficiaries of the 1992 Trust. As consideration for this pledge, the Company paid the 1992 Trust a fee of $16,848 in 2000.

     In 1998, the Company entered into a Collaboration Agreement with Inpharmakon Corporation under which the Company acquired rights to the proprietary information for its migraine product FHPC 01 currently under development. Under the Agreement, the Company must develop a workable once-a-day formulation for the drug, conduct clinical trials, file for and obtain regulatory approval, and begin commercial sales of the product within prescribed times. If the Company does not reach specified milestones on a timely basis, Inpharmakon may terminate the Agreement. In the event that Inpharmakon terminates the Agreement, the rights to develop FHPC 01 will revert back to Inpharmakon who will, under certain circumstances, be free to develop and market the product using the once-a-day formulation and the data from clinical trials and all other information acquired or developed by the Company in connection with its development efforts. The Company must also pay up to an aggregate of $950,000 in non-refundable fees at various developmental milestones through and including regulatory approval of the product, and, in the event of commercial sales of the product, the Company must pay royalties at rates which management believes are within industry customary ranges. If the Company elects to sell the business opportunity to a third party, the Company must share the proceeds of the sale with Inpharmakon. The Company paid $201,000 to Inpharmakon in 2000 under the Agreement. The Agreement expires on October 31, 2008 with automatic five-year renewals thereafter. The John N. Kapoor, Ph.D. Trust owns 50% of the shares of Inpharmakon Corporation. In addition, Dr. Shah was Chairman of Inpharmakon Corporation through December 2000 and owns options to purchase 25,000 shares of Inpharmakon.

     The other owner of Inpharmakon has previously sought to renegotiate some of the terms of this Agreement based on disputes concerning the Company's achievement of milestones. In May 2000, the Company entered into an amendment of this Collaboration Agreement in which both parties released each other from any previous claims or disputes under the Agreement. The amendment deleted provisions permitting Inpharmakon to terminate the Agreement if the Company does not initiate clinical trials within a specified time period after completing a clinical biostudy on the Company's migraine product under development or if the Company does not file an NDA within a specified time period after completing clinical trials. In addition, the amendment provides for an increase in the total aggregate amount of milestone payments that the Company must pay for development of the migraine product from $700,000 to $950,000. The amendment also required that the Company pay Inpharmakon $200,000 upon completion of the Company's initial public offering, which it paid in June 2000.

     In 1997, the Company entered into a Packaging Agreement with Diversified Healthcare Services, Inc., under which the Company agreed to exclusively use Diversified Healthcare to package samples of its Defen-LA, Mescolor, Protuss-DM and Zebutal products. Under this Agreement, Diversified Healthcare has the right to provide exclusive packaging services for these products. The Company paid

$136,000 to Diversified Healthcare in 2000 under this Agreement. The term of this Agreement is three years, with automatic yearly renewals unless terminated by either party. The terms of this Agreement were negotiated at arm's length by management, and the Company believes the terms are fair to it. Warren Hauck, Chief Executive Officer of Diversified Healthcare, is the father of Gregory P. Hauck, who was previously the Company's Vice President of Developed Products until January 1, 2001, and Daniel C. Hauck, who owned 5.6% of the Company's common stock through June 2000. Steven Hauck, the President of Diversified Healthcare, is the brother of Gregory and Daniel Hauck.

     In  1996,  the  Company   entered  into  two   agreements   with  Crabapple
Enterprises, Inc., a prior and potential competitor, under which Crabapple agreed not to market products that compete with the Company's Protuss, Protuss-D and Zoto-HC products. The Company paid $213,000 to Crabapple in 2000 under these agreements. These agreements require the Company to pay royalties on sales of these products at rates which management believes are within industry customary standards. The term of the agreement for Protuss and Protuss-D is seven years with an option to renew for an additional five years. The term of the agreement for Zoto-HC is ten years with an option to renew for an additional five years. Crabapple may cancel these agreements if minimum royalty amounts are not paid. The terms of these agreements were negotiated at arm's length by management, and the Company believes that the terms are fair to it. Warren Hauck, Chief Executive Officer of Crabapple, and Mary Hauck, Secretary of Crabapple, are the parents of Gregory and Daniel Hauck.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's executive officers, Directors and 10% stockholders to file reports regarding initial ownership and changes in ownership with the Securities and Exchange Commission and the Nasdaq Stock Market. Executive officers, Directors and 10% stockholders are required by Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of copies of forms filed with the Securities and Exchange Commission pursuant to
Section 16(a) of the Exchange Act or written representations from reporting persons, the Company believes that with respect to 2000, all Section 16(a) filing requirements applicable to its executive officers, Directors and greater than 10% beneficial owners were complied with.


                         INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors selected Arthur Andersen LLP to audit the financial statements of the Company for the fiscal year ended December 31, 2000. It is expected that a representative of Arthur Andersen LLP will be present at the Annual Meeting to respond to any appropriate questions and to make a statement on behalf of his or her firm, if such representative so desires.


                          TRANSACTION OF OTHER BUSINESS

     As of the date of this Proxy Statement, the Board of Directors is not aware of any matters other than those set forth herein and in the Notice of Annual Meeting of Stockholders that will come before the meeting. Should any other matters arise requiring the vote of stockholders, it is intended that proxies will be voted in respect thereto in accordance with the best judgment of the person or persons voting the proxies.

                          FUTURE STOCKHOLDER PROPOSALS

     Proposals by stockholders intended to be presented at the Company's 2002 Annual Meeting of Stockholders must be received by the Company at its Corporate Headquarters no later than December 28, 2001, in order to be included in the Company's 2002 Proxy Statement. However, in the event that the date of the Company's 2002 Annual Meeting is changed by more than 30 days from this year's Annual Meeting, then proposals must be received within a reasonable time before the Company begins to print and mail its proxy materials.

     The Company's Amended and Restated Bylaws require that in order for stockholders to nominate Directors or bring matters before an Annual Meeting, stockholders must provide notice to the Company's Corporate Headquarters no later than 90 calendar days and no earlier than 130 calendar days prior to the anniversary date of this year's Annual Meeting. In the event that the date of the Company's 2002 Annual Meeting is scheduled to be held on a date more than 30 days prior to or delayed by more than 60 days after the anniversary date of this year's Annual Meeting, stockholders must provide such notice no later than 90 days prior to the 2002 Annual Meeting or the tenth day following the day on which the notice of the date of the 2002 Annual Meeting was mailed or disclosed by the Company. The Company's Amended and Restated Bylaws specify the procedures and notice requirements for submitting proposals or nominating Directors.

                ------------------------------------------------

     Please return your proxy as soon as possible. Unless a quorum consisting of a majority of the outstanding shares entitled to vote is represented at the meeting, no business can be transacted. Therefore, please be sure to date and sign your proxy exactly as your name appears on your stock certificate and return it in the enclosed prepaid return envelope. Please act promptly to ensure that you will be represented at this important meeting.

UPON THE WRITTEN REQUEST OF ANY RECORD OR BENEFICIAL OWNER OF COMMON STOCK OF FIRST HORIZON WHOSE PROXY WAS SOLICITED IN CONNECTION WITH THE 2001 ANNUAL MEETING OF STOCKHOLDERS, FIRST HORIZON WILL FURNISH SUCH OWNER, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-K WITHOUT EXHIBITS FOR ITS FISCAL YEAR ENDED DECEMBER 31, 2000. REQUEST FOR A COPY OF SUCH ANNUAL REPORT ON FORM 10-K SHOULD BE ADDRESSED TO SYLVIA BEDGOOD, EXECUTIVE ASSISTANT, FIRST HORIZON PHARMACEUTICAL CORPORATION, 660 HEMBREE PARKWAY, SUITE 106, ROSWELL, GEORGIA 30076.

     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO SIGN, COMPLETE, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE, TO WHICH NO POSTAGE NEED BE AFFIXED.

                               By Order of the Board of Directors


                               /s/ Mahendra G. Shah, Ph.D.
                               ------------------------------------
                               Mahendra G. Shah, Ph.D.
                               Chairman and Chief Executive Officer

April 27, 2001

                                                                         ANNEX A

                             AUDIT COMMITTEE CHARTER
                                       OF
                       HORIZON PHARMACEUTICAL CORPORATION

                            adopted January 24, 2000

I.   PURPOSE

     The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by maintaining a continuously functional committee of independent directors. The Audit Committee's primary focus shall involve oversight functions to support the quality and integrity of the Company's accounting and financial reporting processes generally. The Audit Committee's functions shall not necessarily be limited to accounting and financial matters. The Audit Committee's primary duties and responsibilities are to:

     o Serve as an independent and objective party to review the financial statements and management's discussion and analysis of financial condition and results of operations contained in the Company's Annual Report.

     o Review and appraise the audit efforts of the Company's independent public accountants.

     o    Provide an open avenue of communication  among the independent  public
          accountants,   financial  and  senior  management  and  the  Board  of
          Directors.

     o Recommend to the Board of Directors appointment of the Company's independent public accountants.

     The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter.

     In fulfilling its purpose, the Audit Committee shall be an active participant in some but not all communications between management and the Company's independent public accountants. It is understood that the Audit Committee does not provide special assurances on the Company's financial statements or financial reporting, but rather serves as one among other means to promote the integrity of the Company's financial statements and financial reporting.

     In fulfilling its duties and responsibilities, the Audit Committee acknowledges the independent public accountants' ultimate accountability to the Board of Directors and the Audit Committee, as representatives of shareholders. In addition, the Audit Committee as representatives of shareholders, acknowledges that it has the ultimate authority and responsibility to select, evaluate, and where appropriate, to replace the Company's independent public accountants.


II.  COMPOSITION

     The Audit Committee shall be comprised of three or more directors as determined by the Board of Directors, each of whom shall be qualified to be a member of the Audit Committee under the applicable rules set forth by the Securities and Exchange Commission and the National Association of Securities Dealers.

     The members of the Audit Committee shall be elected by the Board of Directors. Unless a Chair is elected by the full Board of Directors, the members of the Audit Committee may designate a chair by majority vote of the full Committee membership.

III. MEETINGS

     The Audit Committee shall meet at least two times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Audit Committee should meet at least annually with management and the independent public accounts. The Audit Committee shall consider meeting separately with the auditors and management, and in any event shall encourage opportunities for such private communications to discuss any matters that the Audit Committee or each of these groups believe should be discussed privately. The Audit Committee shall report on its meetings to the Board of Directors.

IV.  RESPONSIBILITIES AND DUTIES

     To fulfill its responsibilities and duties the Audit Committee shall:

Documents/Reports Review
------------------------

     1. Review and update this Charter periodically as conditions dictate and determine whether it has satisfied its responsibilities under this Charter during the prior year.

     2. Review the Company's annual financial statements and oversee reports or other financial information submitted to the Securities and Exchange Commission, or the public, including any certification, report, opinion, or review rendered by the independent public accountants.

     3. Monitor with financial management and the independent public accountants the Company's Forms 10-Q. The Committee shall focus in this regard shall particularly include any significant adjustments, management judgments and accounting estimates, significant new accounting policies and disagreements with management. Monitoring interim reports may be conducted without formal Audit Committee meetings.

     4. Prepare a report to be included in the Company's annual Proxy Statement regarding the Audit Committee's activities, in accordance with the requirements set forth by the Securities and Exchange Commission.

Independent Public Accountants
------------------------------

     5. Recommend to the Board of Directors the selection of the independent public accountants, considering independence and effectiveness and approve the fees and other compensation to be paid to the independent public accountants.

     6. On an annual basis, the Committee shall ensure the receipt of, and review, a formal written statement from the independent public accountants regarding delineating all relationships between the public accountant and the Company, consistent with Independence Standards Board Standard 1 and to actively engage in a dialogue with the independent public accountants regarding any disclosed relationships or services that may impact the objectivity and independence of the public accountant and for taking, or recommending that the Board of Directors take appropriate action to oversee the independence of the public accountant.

     7. Review the performance of the independent public accountants and approve any proposed discharge when circumstances warrant in accordance with the fact that the independent public accountants are ultimately responsible to the Board of Directors and to the Audit Committee as representatives of the Company's shareholders.

     8. Periodically consult with the independent public accountants (which, in the discretion of the Committee, may occur out of the presence of management) about internal controls and the quality and accuracy of the Company's financial statements.

Financial Reporting.
--------------------

     9. In consultation with the independent public accountants, monitor the integrity of the Company's financial reporting processes, both internal and external.

     10. Consider the independent public accountants' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

     11. Consider and approve, if appropriate, major changes to the Company's auditing and accounting principles and practices as suggested by the independent public accountants and management.

Process Improvement
-------------------

     12. Establish systems of reporting to the Audit Committee by each of management and the independent public accountants regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

     13. Following completion of the annual audit, review separately with each of management and the independent public accountants any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

     14.  Review  any  significant   disagreement   among   management  and  the
independent public accountants in connection with the preparation of the financial statements.

     15. Review with the independent public accountants and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented.

Ethical and Legal Compliance
----------------------------

     16. As brought to the attention of the Audit Committee, review conflicts of interest transactions.

     17. Review management's monitoring of the Company's compliance with the Company's ethical policies, and evaluate whether management has the proper review system in place to ensure that Company's financial statements, reports and other financial information disseminated to governmental organizations, and the public satisfy legal requirements.

     18. Review the activities, organizational structure, and qualifications of the internal finance and accounting department.

     19. Review legal compliance matters with the Company's counsel.

     20. Review any legal matter that could have a significant impact on the Company's financial statements with the Company's counsel.

     21. Conduct or authorize investigations into any matters within the Audit Committee's scope of responsibility. The Audit Committee may retain independent legal counsel and other professionals to assist in the conduct of any investigation.

     22. Perform any other activities consistent with this Charter, the Company's By-laws and governing law, as the Committee or the Board of Directors deems necessary or appropriate.

PROXY                                                                      PROXY

                    FIRST HORIZON PHARMACEUTICAL CORPORATION
             PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON
                                  MAY 25, 2001
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Mahendra G. Shah, Ph.D. and R. Brent Dixon, and each of them, as proxies with full power of substitution to represent and to vote, as designated on the reverse side of this proxy, all shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on May 25, 2001 at the Company's Corporate Headquarters at 660 Hembree Parkway, Suite 106, Roswell, Georgia, 30076, and at any postponement(s) or adjournment(s) thereof and, in such proxies' discretion, to vote upon such other business as may properly come before the meeting, all as more fully set forth in the Proxy Statement related to such meeting, receipt of which is hereby acknowledged.



         THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE NOMINEE FOR ELECTION NAMED ON THIS PROXY CARD.

                  (Continued and to be signed on reverse side.)


The Board of Directors Recommends a vote FOR Item 1 below:                      The undersigned acknowledges receipt from the
1.      Election of two Class B Directors                                       Company, prior to the execution of this proxy, of
        Nominees:                                                               the Meeting, a Proxy Statement and an Annual Report.
                                                        For     Withheld
Mahendra G. Shah, Ph.D.                                 ( )      ( )                         Dated: _______________, 2001

                                                                                Signature(s)_______________________________________
                                                                                ___________________________________________________
                                                                                Please sign exactly as your name appears above on
                                                                                this card.  When signing as attorney, executor,
                                                                                administrator, trustee or guardian, please give your
                                                                                full title.  If shares are held jointly, each holder
                                                                                should sign.
Jon S. Saxe                                              For     Withheld
                                                         ( )       ( )
-----------------------------------------------------------------------------------------------------------------------------------
                            FOLD AND DETACH HERE




           PLEASE PROMPTLY COMPLETE, DATE, SIGN AND MAIL THIS PROXY IN
                       THE ENCLOSED POSTAGE-PAID ENVELOPE.

                INSTRUCTIONS FOR VOTING PROXIES VIA THE INTERNET

     In addition to voting by signing and mailing the enclosed proxy card as described in the Proxy Statement, you can cast your vote for the election of Class B Directors at the 2001 Annual Meeting of Stockholders via the Internet. You can vote by Internet at any time prior to 5:00 p.m. EST on May 24, 2001. You will need the Control Number printed on the right hand side of your Proxy Card to vote via the Internet. If you do so, you do not need to mail in your Proxy Card.

FOR INTERNET VOTING, FOLLOW THESE FOUR EASY STEPS:

1.   Read the accompanying Proxy Statement and Proxy Card.

2.   Go to the Website http://www.eproxyvote.com/fhrx.

3. Enter your Voter Control Number located on the right hand side of your Proxy Card.

4.   Follow the instructions provided.

HOW TO REVOKE OR CHANGE YOUR VOTE IF YOU VOTE VIA THE INTERNET

You may revoke or change your proxy at any time before it is exercised by:

1. Delivering written notice of revocation to First Horizon's Secretary at First Horizon's Corporate Headquarters;

2.   Voting again by Internet; or

3.   Voting in person at the Annual Meeting.


Your last vote that we receive will be the vote that is counted.



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